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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

       Texas                        1-13565                     76-0535259
  (State or Other                 (Commission                (I.R.S. Employer
    Jurisdiction                  File Number)             Identification No.)
 of Incorporation)

   3 Greenway Plaza, Suite 2000
           Houston, Texas                                        77046
  (Address of principal executive                              (Zip Code)
              offices)


       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On August 14, 2002, Encompass Services Corporation issued the press release filed herewith as Exhibit 99.1, announcing the record date for the special meeting and previously announced rights offering.

Item 7. Financial Statements and Exhibits

         (c) Exhibits.

Exhibit No.               Exhibit
-----------               -------
   99.1     Press release issued on August 14, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENCOMPASS SERVICES CORPORATION



                                   By:      /s/ Gray H. Muzzy
                                      ----------------------------------------
                                            Gray H. Muzzy
                                            Senior Vice President,
                                            General Counsel and Secretary


Date: August 14, 2002

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Exhibit Index

99.1 Press Release issued August 14, 2002